UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2023

Blackbaud, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50600	11-2617163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
65 Fairchild Street, Charleston, South Carolina 29492
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (843) 216-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.001 Par Value	BLKB	Nasdaq Global Select Market
Preferred Stock Purchase Rights	N/A	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
Blackbaud, Inc. (the “Company”) has reached a settlement with the United States Securities and Exchange Commission (the “SEC”) in connection with the Company’s previously disclosed 2020 security incident, in which a cybercriminal removed a copy of a subset of data from the Company’s self-housed environment (the “Security Incident”). This settlement fully resolves the previously disclosed SEC investigation of the Security Incident and is further described in an SEC cease-and-desist order (the “SEC Order”). Under the terms of the SEC Order, the Company has agreed to cease-and-desist from committing or causing any violations or any future violations of Sections 17(a)(2) and (3) of the Securities Act of 1933, as amended (the “Securities Act”), and Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rules 12b-20, 13a-13 and 13a-15(a) thereunder. No other violations of the securities laws are alleged in the SEC Order. As part of the SEC Order, the Company has also agreed to pay a civil penalty in the amount of $3,000,000. The Company has consented to the entry of the SEC Order without admitting or denying the findings of the SEC Order, other than with respect to the SEC’s jurisdiction over the Company and the subject matter of the SEC Order. The SEC Order describing the settlement is furnished herewith as Exhibit 99.1 and the SEC’s press release announcing this resolution is furnished herewith as Exhibit 99.2.
The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed with this current report:

Exhibit No.	Description
99.1	SEC Order
99.2	SEC press release dated March 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.

Date:	March 9, 2023	/s/ Anthony W. Boor
Anthony W. Boor
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)